 EXHIBIT 99.1

Lowell Farms Inc. Announces Repurchase of $22 Million of Senior Secured Convertible Debentures

California cannabis leader repurchases all outstanding senior secured convertible indebtedness

SALINAS, Calif., Oct. 06, 2023 (GLOBE NEWSWIRE) -- Lowell Farms Inc. (the “Company”) (CSE: LOWL; OTCQX: LOWLF), a California-born vertically integrated cannabis company with advanced production capabilities including cultivation, extraction, manufacturing, and distribution, announced today that it has repurchased all of the $22,157,417 aggregate principal amount of outstanding Senior Secured Convertible Debentures of its subsidiary, Indus Holding Company, together with the related warrants to purchase 106,274,830 subordinate voting shares of the Company and 43,248,450 common shares of Indus.

Each holder received as the purchase price therefor, such holder’s pro rata share, based on the proportion of the outstanding Debentures held by such holder, of (x) membership interests in LF Brandco LLC ("Brandco"), an entity formed to hold the Company’s intellectual property relating to its “Lowell Smokes” and “Lowell Herb Co.” brands (including trademarks, logos and additional identifying marks, domain names and social media accounts), and (y) 6,849,572 Subordinate Voting Shares, representing approximately 36% of the Company’s consolidated, undiluted equity interests.

The Company has entered into a license agreement with Brandco for the “Lowell” trademarks, logos, and related intellectual property on an exclusive basis in the State of California for a five-year license term, with up to three five-year extensions. The Company’s exercise of the extension terms is subject to mutual agreement on certain sales performance criteria for each extension term.

As of the closing of the Offer, the voting agreement of the Company, pursuant to which the former holders of the Debentures were entitled to nominate three out of seven members of the Company’s board of directors and consent to the nomination of a fourth, and certain contractual operating covenants in favor of the former Debenture holders, has been terminated.

The Offer is considered to be a “related party transaction” pursuant to Multilateral Instrument 61-101 - Protection of Minority Shareholders in Special Transactions (“MI 61-101”) of the Canadian Securities Administrators because insiders of the Company hold Debentures and Warrants. The Company is exempt from the requirements to obtain a formal valuation or minority shareholder approval in connection with the Offer in reliance on Sections 5.5(b) and 5.7(1)(e) of MI 61-101. A material change report will be filed in connection with the closing less than 21 days in advance of the closing, which the Company deems reasonable in the circumstances so as to be able to complete the closing in an expeditious manner.

ABOUT LOWELL FARMS INC.

Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF)(the “Company”) is a California-based vertically integrated cannabis company with advanced production capabilities supporting every step of the supply chain, including cultivation, extraction, manufacturing, brand sales, marketing, and distribution. Lowell Farms grows artisan craft cannabis with a deep love and respect for the plant, and it prides itself on using sustainable materials – from seed to sale – to produce an extensive portfolio of award-winning originals, including Lowell Herb Co, Cypress Cannabis, MOON, and Kaizen Extracts, for licensed retailers statewide.

Lowell Farms Inc. Media Contact

pr@lowellfarms.com

Lowell Farms Inc. Investor Relations Contact

Bill Mitoulas

416.479.9547

ir@lowellfarms.com

Lowell Farms Inc. Company Contact

Mark Ainsworth

ir@lowellfarms.com

Forward-Looking Information and Statements

This news release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved.” The forward-looking information and forward-looking statements contained herein may include, but are not limited to, the potential exercise of extension terms pursuant to the license agreement entered into between Brandco and the Company. There can be no assurance that such forward-looking information and statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such forward-looking information and statements. This forward-looking information and statements reflect the Company’s current beliefs and are based on information currently available to the Company and on assumptions the Company believes are reasonable.

Forward-looking information is subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of the Company to be materially different from those expressed or implied by such forward-looking information. Such risks and other factors may include, but are not limited to: general business, economic, competitive, political and social uncertainties; general capital market conditions and market prices for securities; operating and development costs; competition; changes in legislation or regulations affecting the Company; the timing and availability of external financing on acceptable terms; the available funds of the Company and the anticipated use of such funds; favorable production levels and outputs; the stability of pricing of cannabis products; the level of demand for cannabis product; the availability of third-party service providers and other inputs for the Company’s operations; lack of qualified, skilled labor or loss of key individuals; and risks and delays resulting from the COVID-19 pandemic. A description of additional assumptions used to develop such forward-looking information and a description of additional risk factors that may cause actual results to differ materially from forward-looking information can be found in the Company’s disclosure documents, such as the Company’s annual information form filed on the SEDAR website at www.sedar.com. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Readers are cautioned that the foregoing list of factors is not exhaustive. Readers are further cautioned not to place undue reliance on forward-looking information as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Forward-looking information contained in this news release is expressly qualified by this cautionary statement.

The forward-looking information contained in this news release represents the expectations of the Company as of the date of this news release and, accordingly, is subject to change after such date. However, the Company expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as expressly required by applicable securities law.

Neither the Canadian Securities Exchange nor its Regulation Service Provider has reviewed, or accepts responsibility for the adequacy or accuracy of, the content of this news release.

Source: Lowell Farms Inc.

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